EXHIBIT 99.2
ALLIED WASTE INDUSTRIES, INC.
SUMMARY DATA SHEET
STATEMENT OF OPERATIONS DATA
(amounts in millions, except percentages and tons data)
(unaudited)

	For the Three Months Ended September 30,
	2006	2005
Revenue —
Gross revenue	$1,887.0	$1,807.6
Less intercompany revenue	(331.8)	(330.7)

Net Revenue	$1,555.2	$1,476.9

Revenue Mix (based on net revenue) (A) —
Collection —
Residential	$305.9	$299.3
Commercial	383.4	353.6
Roll-off	348.0	324.7
Recycling	51.1	50.2

Total Collection	1,088.4	1,027.8
Disposal —
Landfill (net of $194.9 and $200.1 of intercompany)	221.2	213.7
Transfer (net of $102.8 and $107.1 of intercompany)	113.3	112.6

Total Disposal	334.5	326.3
Recycling – Commodity	56.8	57.5
Other	75.5	65.3

Total	$1,555.2	$1,476.9

Internalization Based on Disposal Volumes	72%	73%

Landfill Volumes in Thousands of Tons	20,165	20,957

Year over Year Internal Growth (excluding commodity) —
Average per unit price change	6.6%	3.0%
Volume change	0.6%	1.8%

Total	7.2%	4.8%

Year over Year Internal Growth (including commodity)	7.2%	4.5%

(A)	The revenue mix for 2005 reflects the reclassification of transportation revenue out of collection, disposal and recycling-commodity revenue to other revenue.

ALLIED WASTE INDUSTRIES, INC.
SUMMARY DATA SHEET
STATEMENT OF OPERATIONS DATA
(amounts in millions, except percentages and tons data)
(unaudited)

	For the Nine Months Ended September 30,
	2006	2005
Revenue —
Gross revenue	$5,511.3	$5,234.8
Less intercompany revenue	(976.8)	(968.0)

Net Revenue	$4,534.5	$4,266.8

Revenue Mix (based on net revenue) (A) —
Collection —
Residential	$903.6	$888.7
Commercial	1,121.0	1,035.8
Roll-off	1,010.8	925.9
Recycling	150.9	149.8

Total Collection	3,186.3	3,000.2
Disposal —
Landfill (net of $572.6 and $586.0 of intercompany)	642.8	603.0
Transfer (net of $306.9 and $315.7 of intercompany)	321.1	319.3

Total Disposal	963.9	922.3
Recycling – Commodity	162.6	173.7
Other	221.7	170.6

Total	$4,534.5	$4,266.8

Internalization Based on Disposal Volumes	72%	73%

Landfill Volumes in Thousands of Tons	59,490	60,222

Year over Year Internal Growth (excluding commodity) —
Average per unit price change	6.2%	1.3%
Volume change	1.4%	2.5%

Total	7.6%	3.8%

Year over Year Internal Growth (including commodity)	7.2%	3.9%

(A)	The revenue mix for 2005 reflects the reclassification of transportation revenue out of collection, disposal and recycling-commodity revenue to other revenue.

ALLIED WASTE INDUSTRIES, INC.
SUMMARY DATA SHEET
STATEMENT OF OPERATIONS DATA
(amounts in millions, except percentages)
(unaudited)
The following tables provide the components of our operating costs and as a percentage of revenues:

	Three Months Ended September 30,
	2006		2005
Labor and related benefits	$280.8	18.1%	$284.1	19.2%
Transfer and disposal costs	128.8	8.3	127.7	8.6
Maintenance and repairs	123.6	7.9	127.1	8.6
Transportation and subcontractor costs	131.3	8.4	120.8	8.2
Fuel	81.9	5.3	66.1	4.5
Disposal and franchise fees and taxes	96.3	6.2	93.1	6.3
Landfill operating costs	37.0	2.4	38.8	2.6
Risk management	43.3	2.8	44.3	3.0
Costs of good sold	15.2	1.0	11.4	0.8
Other	55.8	3.5	57.0	3.9

Total operating expenses	$994.0	63.9%	$970.4	65.7%

	Nine Months Ended September 30,
	2006		2005
Labor and related benefits	$847.7	18.7%	$833.3	19.5%
Transfer and disposal costs	377.5	8.3	371.1	8.7
Maintenance and repairs	372.8	8.2	366.4	8.6
Transportation and subcontractor costs	389.6	8.6	331.9	7.8
Fuel	229.4	5.1	173.0	4.1
Disposal and franchise fees and taxes	278.1	6.1	264.7	6.2
Landfill operating costs	113.4	2.5	113.8	2.7
Risk management	123.2	2.7	133.2	3.1
Costs of good sold	41.1	0.9	35.0	0.8
Other	156.4	3.5	165.6	3.8

Total operating expenses	$2,929.2	64.6%	$2,788.0	65.3%

The following tables provide the components of our selling, general and administrative costs and as a percentage of revenues:

	Three Months Ended September 30,
	2006		2005
Salaries	$99.9	6.4%	$80.6	5.5%
Rent and office costs	10.9	0.7	10.3	0.7
Professional fees	12.6	0.8	11.9	0.8
Provision for doubtful accounts	6.0	0.4	8.4	0.6
Other	24.2	1.6	24.2	1.6

Total selling, general and administrative expenses	$153.6	9.9%	$135.4	9.2%

	Nine Months Ended September 30,
	2006		2005
Salaries	$276.5	6.1%	$242.0	5.7%
Rent and office costs	32.2	0.7	30.3	0.7
Professional fees	42.4	0.9	36.9	0.9
Provision for doubtful accounts	13.5	0.3	14.7	0.3
Other	82.8	1.9	58.4	1.4

Total selling, general and administrative expenses	$447.4	9.9%	$382.3	9.0%

ALLIED WASTE INDUSTRIES, INC.
SUMMARY DATA SHEET
BALANCE SHEET
(amounts in millions, except per share data)
(unaudited)

	September 30,	December 31,
	2006	2005
ASSETS
Current assets —
Cash and cash equivalents	$77.1	$56.1
Accounts receivable, net of allowance of $18.9 and $17.8	732.5	690.5
Prepaid and other current assets	87.9	80.5
Deferred income taxes	146.8	93.3

Total current assets	1,044.3	920.4
Property and equipment, net	4,380.9	4,273.5
Goodwill	8,127.0	8,184.2
Other assets, net	240.9	247.5

Total assets	$13,793.1	$13,625.6

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities —
Current portion of long-term debt	$235.9	$238.5
Accounts payable	479.6	564.8
Current portion of accrued capping, closure, post-closure and environmental costs	96.7	95.8
Accrued interest	117.7	116.5
Other accrued liabilities	364.3	330.5
Unearned revenue	237.6	229.4

Total current liabilities	1,531.8	1,575.5
Long-term debt, less current portion	6,803.5	6,853.2
Deferred income taxes	422.3	305.5
Accrued capping, closure, post-closure and environmental costs, less current portion	791.7	796.8
Other long-term obligations	664.1	655.2
Stockholders’ equity —
Series C senior mandatory convertible preferred stock, $0.10 par value, 6.9 million shares authorized, issued and outstanding, liquidation preference of $50.00 per share, net of $11.9 million of issuance costs	—	333.1
Series D senior mandatory convertible preferred stock, $0.10 par value, 2.4 million shares authorized, issued and outstanding, liquidation preference of $250.00 per share, net of $19.2 million of issuance costs	580.8	580.8
Common stock	3.7	3.3
Additional paid-in capital	2,796.1	2,440.7
Accumulated other comprehensive loss	(70.3)	(70.3)
Retained earnings	269.4	151.8

Total stockholders’ equity	3,579.7	3,439.4

Total liabilities and stockholders’ equity	$13,793.1	$13,625.6

Days sales outstanding	42 days	43 days

ALLIED WASTE INDUSTRIES, INC.
SUMMARY DATA SHEET
STATEMENT OF CASH FLOWS
(amounts in millions)
(unaudited)

	For the Three	For the Three
	Months Ended	Months Ended
	September 30,	September 30,
	2006	2005
Operating activities —
Net income	$72.3	$58.4
Discontinued operations, net of tax	—	(9.2)
Adjustments to reconcile net income to cash provided by operating activities from continuing operations —
Provisions for:
Depreciation and amortization	141.1	142.0
Stock-based compensation expense	8.1	1.4
Doubtful accounts	6.0	8.4
Accretion of debt and amortization of debt issuance costs	5.5	5.4
Deferred income taxes	36.5	48.0
Gain on sale of fixed assets	(2.2)	(1.4)
Effect of loss from divestitures and asset impairments	14.5	4.5
Write-off of deferred debt issuance costs	0.1	—
Non-cash reduction in acquisition and environmental accruals	—	(5.1)
Change in operating assets and liabilities, excluding the effects of purchase acquisitions —
Accounts receivable, prepaid expenses, inventories and other assets	(18.1)	(30.2)
Accounts payable, accrued liabilities, unearned income and other	25.7	(53.1)
Capping, closure and post-closure accretion	12.1	12.5
Capping, closure, post-closure and environmental expenditures	(27.8)	(26.5)

Cash provided by operating activities from continuing operations	273.8	155.1

Investing activities —
Cost of acquisitions, net of cash acquired	(0.1)	(3.9)
Proceeds from divestitures, net of cash divested	43.4	1.9
Proceeds from sale of fixed assets	4.5	3.2
Capital expenditures, excluding acquisitions	(138.0)	(207.9)
Capitalized interest	(4.7)	(3.6)
Change in deferred acquisition costs, notes receivable and other	4.2	4.9

Cash used for investing activities from continuing operations	(90.7)	(205.4)

Financing activities —
Proceeds from long-term debt, net of issuance costs	14.4	224.2
Payments of long-term debt	(159.2)	(254.3)
Payments of preferred stock dividends	(9.4)	(14.8)
Net change in disbursement account	(0.5)	72.9
Net proceeds from exercise of stock options and other	1.1	0.8

Cash (used for) provided by financing activities from continuing operations	(153.6)	28.8

Cash provided by discontinued operations	—	2.3

Increase (decrease) in cash and cash equivalents	29.5	(19.2)
Cash and cash equivalents, beginning of period	47.6	70.0

Cash and cash equivalents, end of period	$77.1	$50.8

ALLIED WASTE INDUSTRIES INC.
SUMMARY DATA SHEET
FREE CASH FLOWS DATA
(amounts in millions)
(unaudited)

	For the Three Months		For the Nine Months
	Ended September 30,		Ended September 30,
	2006	2005	2006	2005
Free Cash Flow:
Cash provided by operating activities	$273.8	$155.1	$641.6	$472.6
Add: Premium on debt repurchases	—	—	37.2	49.5
Change in disbursement account	(0.5)	72.9	(63.8)	(21.5)
Proceeds from sale of fixed assets	4.5	3.2	11.8	10.4
Less: Capital expenditures, excluding acquisitions	(138.0)	(207.9)	(509.8)	(491.4)

Free cash flow	139.8	23.3	117.0	19.6

Market development and other investing activities, net	47.5	2.9	51.8	5.6
Cash provided by discontinued operations	—	2.3	—	3.0
Capitalized interest	(4.7)	(3.6)	(12.9)	(10.7)
Debt issuance costs	(0.4)	(0.3)	(11.7)	(23.7)
Payments on preferred stock dividends	(9.4)	(14.8)	(38.8)	(34.1)
Premium on debt repurchases	—	—	(37.2)	(49.5)
Proceeds from issuance of equity, net of issuance costs	—	0.2	—	676.5
Accretion and other	(0.6)	(0.4)	5.1	(2.0)
Change in cash	(29.5)	19.2	(21.0)	17.2

Decrease in debt	$142.7	$28.8	$52.3	$601.9

Debt balance at beginning of period	$7,182.1	$7,183.9	$7,091.7	$7,757.0
Decrease in debt	142.7	28.8	52.3	601.9

Debt balance at end of period	$7,039.4	$7,155.1	$7,039.4	$7,155.1

EARNINGS PER SHARE COMPUTATION
(amounts in millions, except per share data)
(unaudited)

	For the Three Months		For the Nine Months
	Ended September 30,		Ended September 30,
	2006	2005	2006	2005
Diluted earnings per share computation:
Income from continuing operations	$72.3	$49.2	$151.1	$126.9
Add: Interest expense, net of tax for senior convertible debentures	1.5	—	—	—
Less: Dividends on preferred stock	—	(14.8)	(33.5)	(37.2)

Income from continuing operations available to common shareholders	$73.8	$34.4	$117.6	$89.7

Weighted average common shares outstanding	365.8	329.3	353.4	326.0
Dilutive effect of stock, stock options and contingently issuable shares	74.4	3.2	2.8	3.3

Weighted average common and common equivalent shares outstanding	440.2	332.5	356.2	329.3

Diluted earnings per share from continuing operations	$0.17	$0.10	$0.33	$0.27